LVIP BlackRock Equity Dividend Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the summary prospectus for the LVIP BlackRock Equity Dividend Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the Fund:

Effective February 8, 2016 the Fund will have an additional strategy from the sub-adviser, portfolio managers for the new strategy, and additional risks.

The following replaces the Annual Fund Operating Expenses on page 1:

(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class

Management Fee	0.73%	0.73%

Distribution and/or Service (12b-1) fees	None	0.25%

Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.81%	1.06%

Less Fee Waiver[1]	(0.12%)	(0.12%)

Total Annual Fund Operating Expenses (After Fee Waiver)	0.69%	0.94%

[1] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $750 million of the Fund’s average daily net assets; and 0.15% of the Fund’s average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2017 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

The following table replaces the expense example on page 1:

	1 year	3 years	5 years	10 years
Standard Class	$70	$247	$438	$ 991

Service Class	$96	$325	$573	$1,283

The following replaces the first three paragraphs under Principal Investment Strategies on page 2:

The Fund, under normal circumstances, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The Fund will generally employ a value-oriented analysis and, under normal circumstances, will invest at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large-cap securities. The Fund also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock, preferred stock, or securities convertible into common stock. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (“debt security convertibles”) or dividends (“preferred stock”). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock also may be convertible into common stock. The Fund may invest up to 25% of the Fund’s assets in securities of foreign issuers. The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected BlackRock Investment Management LLC (“BlackRock”) to serve as the Fund’s sub-adviser. The sub-adviser is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to each investment strategy. The adviser may change the allocation at any time, in its sole discretion and the percentage of the Fund’s assets allocated to each strategy may change over time.

For the “equity dividend” strategy, BlackRock selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.

For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.

The adviser intends to allocate approximately 75% of the portion of the Fund’s assets not subject to the overlay to the “equity dividend” strategy and approximately 25% of the portion of the Fund’s assets not subject to the overlay to the “select dividend” strategy. Such allocations are subject to change at the discretion of the adviser.

The following risks are added to the Principal Risks on page 2:

●	Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.
●	Liquidity Risk. Liquidity risk is the risk that holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired.
●	Passive Management Risk. An indexing strategy invests in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
●	Securities Lending Risk. A fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. A fund may lose money if it does not recover the securities it lends. A fund may also lose money if the value of the collateral posted for the loan declines.

The following portfolio managers are added to the information under Investment Adviser and Sub-Adviser on page 4:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Christopher Bliss	Managing Director	Since February 2016
Alan Mason	Managing Director	Since February 2016
Greg Savage	Managing Director	Since February 2016